UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2008
CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On October 22, 2008, Continental Airlines, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “UBS Agreement”) with UBS Securities LLC (“UBS”) and an Equity Distribution Agreement (the “MS Agreement” and, together with the UBS Agreement, the “Agreements”) with Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Pursuant to the terms of the Agreements, the Company may sell from time to time through either UBS or Morgan Stanley, as the Company’s sales agent, the Company’s Class B common stock having an aggregate offering price of up to $200,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices.
     The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-133187), which became effective upon filing with the Securities and Exchange Commission on April 10, 2006.
     The Agreements are filed as Exhibits 99.1 and 99.2 respectively to this Current Report on Form 8-K, and the description of the Agreements is qualified in its entirety by reference to such exhibits. For a more detailed description of the Agreements, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated October 22, 2008 to the Prospectus dated April 10, 2006, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference. The Agreements are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.
     A copy of the opinion of Vinson & Elkins L.L.P., relating to the legality of the Shares is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Equity Distribution Agreement dated October 22, 2008 between Continental Airlines, Inc. and UBS Securities LLC

99.2	Equity Distribution Agreement dated October 22, 2008 between Continental Airlines, Inc. and Morgan Stanley & Co. Incorporated

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.
October 22, 2008	By	/s/ Lori A. Gobillot
Lori A. Gobillot
Staff Vice President and Assistant General Counsel

EXHIBIT INDEX

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Equity Distribution Agreement dated October 22, 2008 between Continental Airlines, Inc. and UBS Securities LLC

99.2	Equity Distribution Agreement dated October 22, 2008 between Continental Airlines, Inc. and Morgan Stanley & Co. Incorporated